SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 14, 2004

                                  NITCHES, INC.

             (Exact name of registrant as specified in its charter)

                                   California
                            (State of Incorporation)

         0-13851                                        95-2848021
  (Commission File Number)                 (I.R.S. Employer Identification No.)

               10280 Camino Santa Fe, San Diego, California 92121
                    (Address of principal executive offices)

                 Registrant's telephone number: (858) 625-2633

Item 5. Other Events

On April 14, 2004, the Registrant issued a press release announcing second quarter results for fiscal 2004. A copy of the press release is filed herewith as Exhibit 99.1.

Item 7. Exhibits

99.1  Press Release of the Registrant dated April 14, 2004.

                                    SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

                                                    NITCHES, INC.
                                           -------------------------------
                                                     Registrant


April 14, 2004                          By:     /s/ Steven P. Wyandt
                                           -------------------------------
                                                    Steven P. Wyandt
                                           As Principal Financial Officer
                                           and on behalf of the Registrant

Exhibit Index

Exhibit No.     Description
-----------     -----------

99.1            Press Release of the Registrant dated April 14, 2004


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